EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the GPS Funds II, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the GPS Funds II for the period ended September 30, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the GPS Funds II for the stated period.

_/s/ Carrie E. Hansen_______________________ Carrie E. Hansen Principal Executive Officer/President, GPS Funds II	_/s/ Starr E. Frohlich ______________________ Starr E. Frohlich Principal Financial Officer/Treasurer, GPS Funds II
Dated: 12/02/2013	Dated: 12/02/2013

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by GPS Funds II for purposes of Section 18 of the Securities Exchange Act of 1934.